Dreyfus Premier

California Municipal

Bond Fund

SEMIANNUAL REPORT July 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                 Dreyfus Premier California Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier California Municipal Bond Fund, covering the six-month period from February 1, 2001 through July 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

While 2001 has been difficult for the U.S. economy thus far, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board has aggressively eased monetary policy, reducing short-term interest rates by
2.75 percentage points so far in 2001, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. The initial wave of refunds from the $1.3 trillion federal tax cut should further stimulate economic growth and help to reduce inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth by the end of this year.

In our view, the implications of this economic scenario could be positive for the municipal bond market. Better economic times generally tend to support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond to supply-and-demand forces, a stronger economy may benefit the municipal bond marketplace.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform during the period?

For the six-month period ended July 31, 2001, the fund produced total returns of 2.39% for Class A shares, 2.22% for Class B shares and 2.09% for Class C shares.(1) In comparison, the fund' s peer group, as measured by the Lipper California Municipal Debt Funds category average, produced a 2.39% total return for the same period.(2)

We attribute the fund's performance to a difficult market environment during the reporting period. In stark contrast to the favorable climate that prevailed throughout 2000, California's energy crisis in 2001 created widespread concerns that the state's need to buy electricity from out-of-state suppliers might deplete its budget surplus. In addition, the bankruptcy of one of California's major power producers hurt market performance. However, the fund's relatively defensive posture enabled it to mitigate the effects of these factors.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of
its    issuer    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to
make    cash    available    for    the    purchase    of   higher

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about eight years, which is consistent with the fund's peer group.

What other factors influenced the fund's performance?

California's electricity shortage during the first and second quarters of 2001 adversely affected the market's and fund's performance. A newly deregulated marketplace that required heavy reliance on the high-priced "spot" market, combined with spiking natural gas prices and bad weather, created a situation in which the state's power companies were unable to pass along their full costs to their customers. As a result, the state's major power providers labored under excessive amounts of debt, and one, Pacific Gas and Electric, was forced into bankruptcy protection. While the fund held none of the affected securities, these defaults roiled California's municipal bond market. In addition, because the state government stepped in to buy electricity at high prevailing prices from out-of-state producers, many investors became concerned that the state's budget surplus might be eroded or even eliminated.

At the same time, municipal bond markets were strong in other areas of the nation. While the overall level of tax-exempt issuance for the period increased beyond the level of the prior year, heightened demand from investors seeking investment alternatives to a volatile stock market and declining interest rates supported prices. In California, however, the volume of issuance more than doubled the national trend, and against the backdrop of the uncertainties surrounding the state's utility crisis, this proved to be a difficult obstacle to overcome. As a result, California bonds, which generally sell at a premium to those of other states, soon began to trade at a discount to many other states' bonds.

We maintained the fund's defensive posture in this challenging environment. The fund's average duration -- a measure of sensitivity to changing interest rates -- remained anchored in a neutral position throughout the period, slightly less than the average for the fund's peer group. In addition, we focused primarily on income-producing securities, such as those selling at modest premiums to their face values. These bonds typically lose less value than
total    return-oriented    bonds    during    downturns.

What is the fund's current strategy?

As the energy crisis has recently abated, we have become less defensive. Ultimately, the federal government' s imposition of soft caps on the price of power in the western U.S., along with more moderate temperatures and a shift in power purchases away from the volatility of the spot market and toward more stable long-term contracts, have combined to provide relief to California's electricity market. The state did not exhaust its budget surplus and has been working to correct the problems that contributed to the crisis. As a result, California municipal bonds have begun to recover and recently traded once again at a premium to most other states' bonds.

In this new environment, we recently implemented a modest extension of the fund' s average duration in order to lock in relatively high yields. However, we have maintained our conservative approach to security selection, emphasizing income-oriented bonds that we believe will hold up well in the event of unexpected market downturns.

August 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JANUARY 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

July 31, 2001 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.0%                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--90.0%

Abag Finance Authority For Nonprofit Corporations,

   MFHR (Central Park Apartments) 5.50%, 7/1/2019                                             1,010,000                1,035,694

Alameda Corridor Transportation Authority, Revenue

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                     2,500,000                  422,375

State of California

   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000                3,339,284

California Educational Facilities Authority, College and University

   Revenue (Claremont University Center) 5.25%, 3/1/2018                                      3,070,000                3,128,913

California Health Facilities Financing Authority, Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000                5,611,847

California Housing Finance Agency, Home Mortgage Revenue:

   6.15%, 8/1/2016                                                                            3,000,000                3,134,700

   6.70%, 8/1/2025                                                                              855,000                  887,541

California Public Works Board, LR

   (Secretary of State) 6.50%, 12/1/2008 (Insured; AMBAC)                                     1,400,000                1,640,352

California Statewide Communities Development Authority:

  COP (Motion Picture and TV Fund)

      6.45%, 1/1/2022 (Insured; AMBAC)                                                        2,500,000                2,639,875

   LR (United Airlines Inc.):

      5.70%, 10/1/2033 (Guaranteed; United Airlines Inc.)                                     3,250,000                2,984,345

      5.625%, 10/1/2034 (Guaranteed; United Airlines Inc.)                                    6,750,000                6,122,857

Capistrano Unified School District (Unified School Facilities

  Improvement District Number 1)

   6%, 8/1/2024 (Insured; FGIC)                                                               2,075,000                2,292,024

Central California Joint Powers Health Financing Authority,

  COP (Community Hospitals of Central California):

   6%, 2/1/2030                                                                               2,000,000                2,065,280

   5.75%, 2/1/2031                                                                            3,500,000                3,517,815

Contra Costa County Public Finance Authority, Tax Allocation

  Revenue (Pleasant Hill BART, North Richmond, Bay Point,

  Oakley and Rodeo Redevelopment Project Areas)

   5.125%, 8/1/2019                                                                           1,750,000                1,660,295

Contra Costa County Water District, Water Revenue

   6%, 10/1/2011 (Insured; MBIA)                                                              1,475,000                1,641,881

Cucamonga County Water District, COP

   5.25%, 9/1/2025 (Insured; FGIC)                                                            4,550,000                4,608,968

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                            3,500,000                3,153,675

Escondido Improvement Board 5.70%, 9/2/2026                                                     995,000                  993,498



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fontana, Special Tax (Senior Community Facilities District

   Number 2) 5.25%, 9/1/2017 (Insured; MBIA)                                                  3,910,000                4,016,391

High Desert Memorial Health Care District, Revenue

   5.40%, 10/1/2011                                                                           2,500,000                2,436,875

Long Beach Unified School District

   5.125%, 8/1/2031 (Insured; MBIA)                                                           2,000,000                1,993,920

Madera County, COP (Valley Children's Hospital)

   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000                3,939,126

Murrieta Unified School District

   Zero Coupon, 9/1/2021 (Insured; FGIC)                                                      4,950,000                1,692,702

Napa County Flood Protection and Watershed Improvement

   Authority 5%, 6/15/2018 (Insured; FGIC)                                                    5,000,000                5,030,000

Natamos Unified School District

   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000                2,861,125

Nevada County, COP (Western Nevada Co. Solid Waste-

   McCourtney Road Landfill) 7.50%, 6/1/2021                                                  2,200,000                2,207,216

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project No. 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000                7,130,880

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000                1,673,487

Sacramento County Sanitation District Financing

   Authority, Revenue 5.50%, 12/1/2017 (Insured; AMBAC)                                       2,530,000                2,781,659

San Diego County, COP (Burnham Institute)

   6.25%, 9/1/2029                                                                            2,800,000                2,917,180

San Diego Unified School District

   Zero Coupon 7/1/2017 (Insured; FGIC)                                                       2,325,000                1,021,419

San Francisco City and County, COP (Bruno Jail #3)

   5.25%, 10/1/2021 (Insured; AMBAC)                                                          2,985,000                3,040,223

San Joaquin Hills Transportation Corridor Agency, Toll

   Road Revenue 5.50%, 1/15/2028                                                              6,600,000                6,478,032

San Marino Unified School District 5.25%, 7/1/2013                                            1,160,000                1,257,927

San Mateo County Transportation District, Sales Tax Revenue

   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000                5,569,610

Santa Maria Joint United High School District

   5.25%, 8/1/2025 (Insured; FSA)                                                             1,430,000                1,457,199

Santa Monica-Malibu Unified School District

   5.25%, 8/1/2018                                                                            3,725,000                3,965,263

Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017                                          3,000,000                3,087,840

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

West Covina Redevelopment Agency, Community Facilities

   District Special Tax 6%, 9/1/2022                                                          3,000,000                3,369,090

U.S. RELATED--7.0%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000                5,288,698

Virgin Islands Public Finance Authority, Revenue

   7.30%, 10/1/2018                                                                           3,100,000                3,929,405

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $123,133,828)                                                                                               128,026,486
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--3.8%
-----------------------------------------------------------------------------------------------------------------------------------

California Housing Finance Agency, MFHR

  VRDN 2.75%

   (cost $5,000,000)                                                                          5,000,000  (a)           5,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $128,133,828)                                                            100.8%              133,026,486

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.8%)              (1,070,857)

NET ASSETS                                                                                       100.0%              131,955,629




Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              53.4

AA                               Aa                              AA                                               11.8

A                                A                               A                                                 5.0

BBB                              Baa                             BBB                                              14.9

BB                               Ba                              BB                                                8.5

F1                               Mig1                            SP1                                               3.8

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     2.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           128,133,828   133,026,486

Cash                                                                  1,075,581

Receivable for investment securities sold                            14,381,437

Interest receivable                                                   1,845,635

Receivable for shares of Beneficial Interest subscribed                 456,310

Prepaid expenses                                                         19,813

                                                                    150,805,262
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            97,192

Payable for investment securities purchased                          18,703,651

Payable for shares of Beneficial Interest redeemed                       10,203

Accrued expenses                                                         38,587

                                                                     18,849,633
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,955,629
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     130,369,678

Accumulated undistributed investment income--net                         13,293

Accumulated net realized gain (loss) on investments                 (3,320,000)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               4,892,658
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      131,955,629

NET ASSET VALUE PER SHARE



                                                                              Class A     Class B       Class C
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            116,675,137  13,543,896     1,736,596

Shares Outstanding                                                          9,492,153   1,101,304       140,735
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.29       12.30        12.34



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,490,789

EXPENSES:

Management fee--Note 3(a)                                              358,055

Shareholder servicing costs--Note 3(c)                                 196,017

Distribution fees--Note 3(b)                                            38,003

Professional fees                                                       13,339

Prospectus and shareholders' reports                                    10,678

Registration fees                                                       10,363

Custodian fees                                                           8,083

Loan commitment fees--Note 2                                               424

TOTAL EXPENSES                                                         634,962

Less--reduction in management fee
  due to undertaking--Note 3(a)                                           (707)

NET EXPENSES                                                           634,255

INVESTMENT INCOME--NET                                               2,856,534
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 58,715

Net unrealized appreciation (depreciation) on investments              212,858

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 271,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,128,107

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            July 31, 2001            Year Ended
                                               (Unaudited)     January 31, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,856,534             6,071,257

Net realized gain (loss) on investments            58,715            (1,486,230

Net unrealized appreciation
  (depreciation) on investments                   212,858            14,209,124

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,128,107            18,794,151
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,568,932)          (5,518,599)

Class B shares                                  (249,987)            (493,784)

Class C shares                                   (29,801)             (58,874)

TOTAL DIVIDENDS                               (2,848,720)          (6,071,257)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,392,750          14,403,559

Class B shares                                  3,145,485           3,926,111

Class C shares                                    230,420             561,774

Dividends reinvested:

Class A shares                                  1,299,174           2,768,910

Class B shares                                    119,717             272,348

Class C shares                                     11,343              18,015

Cost of shares redeemed:

Class A shares                                (11,392,443)         (25,401,696)

Class B shares                                 (1,921,833)          (6,691,452)

Class C shares                                    (67,561)            (334,511)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (1,182,948)         (10,476,942)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (903,561)           2,245,952
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,859,190          130,613,238

END OF PERIOD                                 131,955,629          132,859,190

Undistributed investment income--net               13,293                  --

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            July 31, 2001            Year Ended
                                               (Unaudited)     January 31, 2001
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                       608,154             1,235,869

Shares issued for dividends reinvested            106,719               235,520

Shares redeemed                                  (934,954)           (2,175,083)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (220,081)             (703,694)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       257,270               331,025

Shares issued for dividends reinvested              9,829                23,212

Shares redeemed                                  (157,622)             (576,383)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     109,477              (222,146)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        18,806                48,940

Shares issued for dividends reinvested                929                 1,525

Shares redeemed                                    (5,528)              (28,600)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,207                21,865

(A) DURING THE PERIOD ENDED JULY 31, 2001, 67,273 CLASS B SHARES REPRESENTING $818,134 WERE AUTOMATICALLY CONVERTED TO 67,302 CLASS A SHARES AND DURING THE PERIOD ENDED JANUARY 31, 2001, 290,994 CLASS B SHARES REPRESENTING $3,408,997 WERE AUTOMATICALLY CONVERTED TO 291,176 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                         Six Months Ended
                                            July 31, 2001(e)                           Year Ended January 31,
                                                                         -----------------------------------------------------
CLASS A SHARES                                  (Unaudited)        2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.27        11.13         12.78         13.00          12.58         12.97

Investment Operations:

Investment income--net                                 .27          .55           .54           .56            .60           .65

Net realized and unrealized
   gain (loss) on investments                          .02         1.14         (1.59)          .12            .53          (.24)

Total from Investment Operations                       .29         1.69         (1.05)          .68           1.13           .41

Distributions:

Dividends from
   investment income--net                             (.27)        (.55)         (.54)         (.56)          (.61)         (.64)

Dividends from net realized
   gain on investments                                  --           --          (.06)         (.34)          (.10)         (.16)

Total Distributions                                   (.27)        (.55)         (.60)         (.90)          (.71)         (.80)

Net asset value, end of period                       12.29        12.27         11.13         12.78          13.00         12.58
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  4.82(b)     15.54         (8.42)         5.39           9.27          3.31
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .92(b)       .95           .95           .94            .95           .92

Ratio of net investment income
   to average net assets                              4.45(b)      4.71          4.47          4.36           4.71          5.18

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .00(b,c)     .01            --            --             --            --

Portfolio Turnover Rate                              22.87(d)     12.58         54.74        101.36         103.75         39.76
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     116,675      119,130       115,926       144,855        152,416       163,030

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

(D)  NOT ANNUALIZED.

(E)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD  ENDED JULY 31, 2001 WAS TO INCREASE NET  INVESTMENT  INCOME PER
     SHARE BY $.00 AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00;  RATIOS WERE NOT AFFECTED BY THESE CHANGES.
     PER SHARE DATA AND RATIOS/  SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.



SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            July 31, 2001(e)                           Year Ended January 31,
                                                                         -----------------------------------------------------
CLASS B SHARES                                  (Unaudited)        2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.27        11.14         12.79         13.01          12.59         12.98

Investment Operations:

Investment income--net                                 .24          .49           .47           .50            .53           .59

Net realized and unrealized
   gain (loss) on investments                          .03         1.13         (1.59)          .12            .53          (.25)

Total from Investment Operations                       .27         1.62         (1.12)          .62           1.06           .34

Distributions:

Dividends from
   investment income--net                             (.24)         (.49)       (.47)          (.50)         (.54)          (.57)

Dividends from net realized
   gain on investments                                  --            --        (.06)          (.34)         (.10)          (.16)

Total Distributions                                   (.24)         (.49)       (.53)          (.84)         (.64)          (.73)

Net asset value, end of period                       12.30         12.27       11.14          12.79          13.01         12.59
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  4.48(b)      14.86       (8.89)          4.86           8.69          2.79
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.42(b)       1.45        1.46           1.45           1.46          1.44

Ratio of net investment income
   to average net assets                              3.93(b)       4.21        3.92           3.85           4.18          4.66

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .00(b,c)      .02          --            --             --            --

Portfolio Turnover Rate                              22.87(d)      12.58       54.74         101.36         103.75         39.76
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      13,544        12,171      13,518         23,810         24,942        20,341

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

(D)  NOT ANNUALIZED.

(E)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD  ENDED JULY 31, 2001 WAS TO INCREASE NET  INVESTMENT  INCOME PER
     SHARE BY $.00 AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00;  RATIOS WERE NOT AFFECTED BY THESE CHANGES.
     PER SHARE DATA AND RATIOS/  SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                         Six Months Ended
                                            July 31, 2001(e)                           Year Ended January 31,
                                                                         -----------------------------------------------------
CLASS C SHARES                                  (Unaudited)        2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.31        11.17         12.82         13.04          12.61         12.98

Investment Operations:

Investment income--net                                 .22          .47           .45           .47            .50           .54

Net realized and unrealized
   gain (loss) on investments                          .03         1.14         (1.59)          .12            .53          (.21)

Total from Investment Operations                       .25         1.61         (1.14)          .59           1.03           .33

Distributions:

Dividends from investment
   income--net                                        (.22)        (.47)         (.45)         (.47)         (.50)          (.54)

Dividends from net realized
   gain on investments                                  --           --          (.06)         (.34)         (.10)          (.16)

Total Distributions                                   (.22)        (.47)         (.51)         (.81)         (.60)          (.70)

Net asset value, end of period                       12.34        12.31         11.17         12.82         13.04          12.61
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  4.21(b)     14.64         (9.07)         4.63          8.42           2.67
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.66(b)      1.69          1.70          1.67          1.68           1.77

Ratio of net investment income
   to average net assets                              3.69(b)      3.95          3.73          3.68          3.92           4.33

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .00(b,c)     .02            --            --            --            --

Portfolio Turnover Rate                              22.87(d)     12.58         54.74        101.36        103.75          39.76
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       1,737        1,558         1,169         1,236         1,135          1,029

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

(D)  NOT ANNUALIZED.

(E)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD  ENDED JULY 31, 2001 WAS TO INCREASE NET  INVESTMENT  INCOME PER
     SHARE BY $.00 AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00;  RATIOS WERE NOT AFFECTED BY THESE CHANGES.
     PER SHARE DATA AND RATIOS/  SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,978 during the period ended July 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $3,461,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2001. If not applied, $885,000 of the carryover expires in fiscal 2008 and $2,576,000 expires
in    fiscal    2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from February 1, 2001 through January 31, 2002, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of
Rule   12b-1   Distribution  Plan  fees,  taxes,  brokerage  fees,  interest  on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 97 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $707 during the period ended July 31, 2001.

The Distributor retained $234 during the period ended July 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 2001, Class B and Class C shares were charged $31,925 and $6,078, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of
these    services.    The

Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2001, Class A, Class B and Class C shares were charged $144,764, $15,962 and $2,026, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2001, the fund was charged $25.887 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time
the    Board    member    achieves    emeritus    status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2001, amounted to $29,079,538 and $31,274,161, respectively.

At  July  31,  2001,  accumulated net unrealized appreciation on investments was
$4,892,658,   consisting   of   $6,643,177  gross  unrealized  appreciation  and
$1,750,519 gross unrealized depreciation.

At July 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5-Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to January 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,479 increase in accumulated undistributed investment income-net and a corresponding $5,479 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on January 1, 2001.

The effect of this change for the period ended July 31, 2001 was to increase net investment income by $7,814, decrease net unrealized appreciation (depreciation) by $4,953 and decrease net realized gains (losses) by $2,861. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change in presentation.


NOTES

                                                           For More Information

                        Dreyfus Premier California Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  023SA0701